SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                           ________________________



                                   FORM 8-K



                                CURRENT REPORT


            Pursuant to Section 12(g) and Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 8, 1998



                         TECH ELECTRO INDUSTRIES, INC.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)




           Texas                     0-27210                 75-2408297
----------------------------   --------------------     -------------------
       (State or other         (Commission File No.)   (IRS Employer ID No.)
jurisdiction of incorporation)


477 Madison Avenue, 24th Floor, New York, New York                  10022
-------------------------------------------------------            --------
    (Address of principal executive office)                       (Zip Code)


Registrant's telephone number, including area code: 212-583-0900

Item 2.     Acquisition or Disposition of Assets.
-------     -------------------------------------

            On December 8, 1998, Tech Electro Industries, Inc. ("TEI") consummated the sale of 141,000 common shares of U.S. Computer Group, Inc. ("USCG"). Consideration received for the sale of these shares, representing 10.6% of USCG=s outstanding common shares, consisted of $211,500 to be received in cash at closing. TEI had previously, on March 19, 1998, acquired a 51% controlling interest in USCG for $1,000,000. The sale of the shares results in TEI no longer maintaining a controlling interest in USCG as TEI is now the second largest shareholder of record. As a result of the sale, TEI will no longer include USCG in its consolidated financial statements, but will account for the investment under the equity method of accounting.


Item 7. Financial Statements.
------- ---------------------
(b)   PRO FORMA FINANCIAL STATEMENTS

      Introductory Paragraph
      Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1998 Unaudited Pro Forma Statement of Operations for the Nine Months Ended
            September 30, 1998

TECH ELECTRO INDUSTRIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


Introductory Paragraph

            On December 8, 1998, Tech Electro Industries, Inc. ("TEI") consummated the sale of 141,000 common shares of U.S. Computer Group, Inc. ("USCG"). Consideration received for the sale of these shares, representing 10.6% of USCG=s outstanding common shares, consisted of $211,500 to be received in cash at closing. TEI had previously, on March 19, 1998, acquired a 51% controlling interest in USCG for $1,000,000. The sale of the shares results in TEI no longer maintaining a controlling interest in USCG as TEI is now the second largest shareholder of record. As a result of the sale, TEI will no longer include USCG in its consolidated financial statements, but will account for the investment under the equity method of accounting.

            The following unaudited pro forma consolidated balance sheet as of September 30, 1998, gives effect to the sale of USCG shares as if the sale had occurred on September 30, 1998. Pro forma financial information would typically include TEI's statement of operations for the fiscal year ended December 31, 1997. However, since TEI first purchased shares in USCG on March 19, 1998, a statement for the latest fiscal year is not presented. The pro forma statement of operations presented for the interim period includes the results of operations for TEI for the nine months ended September 30, 1998, and assumes the sale of USCG shares occurred on March 19, 1998.

            The unaudited pro forma consolidated financial information is not necessarily indicative of the results of operations that would have been reported had such events occurred on the date specified, nor is it necessarily indicative of the future results of the consolidated entities. The unaudited consolidated pro forma financial statements should be read in conjunction with the historical financial statements of the companies.

Tech Electro Industries, Inc. and Subsidiaries
Pro-forma Consolidated Balance Sheet (Unaudited)
As of September 30, 1998

                                                      (C)
                                        TEI           USCG       Adjustments       Total
Assets
Current Assets
     Cash and cash equivalents    $  1,445,584   $   (559,684)                 $   885,900
     Accounts and notes receivable
        Accounts receivable          2,252,673     (1,584,726)                     667,947
        Notes                          220,000                                     220,000
        Other                          147,062         (1,139) $  211,500 (B)      357,423
     Deferred sales costs              238,668       (238,668)                       -
     Inventories                     3,748,350     (2,027,140)                   1,721,210
     Prepaid expenses                  667,005       (414,813)                     252,192
                                   -----------    -----------                   ----------
Total current assets                 8,719,342     (4,826,170)                   4,104,672

Net property and equipment             930,809       (602,639)                     328,170
                                   -----------    -----------                   ----------
Other assets
     Contract rights                 5,164,244     (5,164,244)                       -
     Deferred financing costs          226,934       (226,934)                       -
     Goodwill                        3,826,484     (3,826,484)                       -
     Investment in USCG                               707,646      61,337 (A)      560,983
                                                                 (208,000)(B)
     Notes receivable                   66,755                                      66,755
     Other assets                      288,587       (270,599)                      17,988
                                   -----------    -----------                   ----------
Total other assets                   9,573,004     (8,780,615)                     645,726
                                   -----------    -----------    ---------      ----------
TOTAL ASSETS                      $ 19,223,155   $(14,209,424) $    64,837     $ 5,078,568
                                   ===========    ===========    =========      ==========

Tech Electro Industries, Inc. and Subsidiaries
Pro-forma Consolidated Balance Sheet - Continued (Unaudited)
As of September 30, 1998


                                                          (C)
                                            TEI           USCG       Adjustments      Total

Liabilities and Stockholders' Equity
Current Liabilities
     Current portion of credit
             facility obligations    $    334,668   $   (334,668)                $     -
     Current portion of notes payable     274,678        (64,349)                    210,329
     Current portion of long term debt    182,041       (182,041)                      -
     Accounts payable-trade             3,142,355     (2,631,084)                    511,271
     Accrued liabilities                1,091,535       (978,791)                    112,744
     Deferred service liability         1,605,395     (1,605,395)                      -
                                      -----------    -----------                  ----------
        Total current liabilities       6,630,672     (5,796,328)                    834,344

Long Term Liabilities
     Credit facility obligations        7,089,888     (7,089,888)                      -
     Deferred lease incentive              22,731        (22,731)                      -
     Long term debt                        78,529        (78,529)                      -
                                      -----------    -----------                  ----------
        Total liabilities              13,821,820    (12,987,476)                    834,344


Minority interest in subsidiary         2,030,631     (2,030,631)                      -

Stockholder's Equity
     Preferred stock                      186,338                                    186,338
     Common stock                          43,982                                     43,982
     Additional paid-in capital         7,002,903                                  7,002,903
     Subscriptions receivable            (107,500)                                  (107,500)
     Retained earnings                 (3,755,019)       808,683    $  61,337 (A) (2,881,499)
                                                                        3,500 (B)
                                      -----------    -----------                  ----------
        Total stockholders' equity      3,370,704        808,683                   4,244,224
                                      -----------    -----------    ---------     ----------
Total liabilities and
    stockholders' equity             $ 19,223,155   $(14,209,424)   $  64,837    $ 5,078,568
                                      ===========    ===========    =========     ==========

(A) To reflect the effect of reducing ownership interest from 51% to 40.3% under the equity method of accounting

(B)     To reflect sale of 141,000 USCG shares for $211,500

(C) To reflect the effects of deconsolidating USCG assuming a 51% equity ownership

Tech Electro Industries, Inc. and Subsidiaries
Pro-Forma Consolidated Statement of Operations (Unaudited)
For the Nine Months Ended September 30, 1998

                                                     (E)
                                        TEI           USCG       Adjustments       Total

Sales and service Revenues        $ 17,012,622   $(11,229,225)               $  5,783,397
Cost of sales and revenue and
     direct service expense         13,443,753     (9,092,734)                  4,351,019
                                   -----------    -----------    ---------     ----------
Gross profit                         3,568,869     (2,136,491)       -          1,432,378

 Selling, general and administrative
     expenses                        5,467,518     (2,291,194)  $ (388,546)(D)  2,787,778
                                   -----------    -----------    ---------     ----------
Loss from operations                (1,898,649)       154,703      388,546     (1,355,400)

Other income (expense):
     Gain on sale of investment                                      3,500 (B)      3,500
     Loss from investment                                         (231,017)(A)   (231,017)
     Interest income                    69,188                                     69,188
     Interest expense                 (398,311)       372,688                     (25,623)
     Other                            (151,663)        45,852                    (105,811)
                                   -----------    -----------    ---------     ----------
Total other income (expense)          (480,786)       418,540                    (289,763)

Minority share of subsidiary loss       29,201          -                          29,201
                                   -----------    -----------    ---------     ----------
Loss before provision for taxes     (2,350,234)       573,243                  (1,615,962)

Income tax expense:
   Current                               7,320          -                           7,320
                                   -----------    -----------                  ----------
Total income tax expense                 7,320          -                           7,320
                                   -----------    -----------    ---------     ----------
Net loss                          $ (2,357,554)  $    573,243   $ (227,517)  $ (1,623,282)
                                   ===========    ===========    =========     ==========
Loss attributable to common
     stockholders                 $ (2,423,117)                              $ (1,688,845)
                                   ===========                                 ==========
Loss per share                          ($0.60)                                    ($0.42)
                                   ===========                                 ==========
Number of weighted average shares
     of common shares outstanding    4,063,940                                  4,063,940
                                   ===========                                 ==========

(A) To reflect the effect of reducing ownership interest from 51% to 40.3% under the equity method of accounting

(B)     To reflect sale of 141,000 USCG shares for $211,500

(D) To reflect consolidated reduction of goodwill and contract rights amortization

(E)     To reflect effects of deconsolidating USCG

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       TECH ELECTRO INDUSTRIES, INC.



Date:  December 22, 1998               /s/ Donna L. Gilbert
                                       ------------------------------
                                       Donna L. Gilbert
                                       Chief Accounting Officer